================================================================================
                                    LEXINGTON
================================================================================

================================================================================
                                    LEXINGTON
                                    EMERGING
                                     MARKETS
                                   FUND, INC.
-------------------------------------------------------------------------------
                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.
-------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     The Lexington Emerging Markets Fund appreciated 7.4%* during the second quarter and 15.1%* for the six month period through June. According to Lipper Analytical Services, Inc., the average emerging markets fund advanced 10.5% for the quarter and 21.0% for the first half of the year. The unmanaged Morgan Stanley Emerging Market Free Index** posted gains of 8.6% for the quarter and 17.7% during the first half.

     Most emerging markets have been strong performers in 1997 with the exception of Southeast Asia. Russia has been the best of the best with a first half gain of 117.8%. The Latin American region provided the best regional returns, advancing 40.8% through June. Brazil, with a gain of 54.1%, was the strongest performer in the Latin region. Thailand was the worst market with a loss of 35.7%. The Philippines and Malaysia each lost over 11% during the first half. Despite relatively large positions in Russia and Greece, the Fund underperformed its peers due to several factors. Asian holdings in Malaysia, Singapore, and the Philippines hurt performance in the second quarter as concerns over the banking and property sectors led to rising interest rates and falling stock prices. Positions in these markets were greatly reduced but performance did suffer. Although only slightly underweight in Latin America, the Fund's holdings were too defensive for the region which was, and is, experiencing an economic recovery. There were positive results as well. Russian stocks in the Fund provided big returns as did Greek equities. Greek stocks advanced 44% during the first half as interest rates continued to fall with inflation. Greek equities had performed poorly in 1996 and offered excellent value heading into 1997.

     The current environment remains positive for emerging market equities with Southeast Asia being the primary exception. Latin American equities have been among the star performers in 1997. A combination of rising economic activity, falling inflation and interest rates, plus economic reform has propelled equities to sharp gains. Brazilian equities rose 54.1% during the first half. The largest companies such as Telebras enjoyed the strongest gains as investors bet on further economic reform in utilities. Mexican stocks lagged Brazil but still gained 30.0%. A stronger than expected economic recovery, attractive valuation levels, and falling interest rates were the main contributors to the market. The outlook for the region remains positive although the sharp outperformance of Brazil dictates that better opportunities lie in Mexico and perhaps Argentina. While Latin stocks have advanced sharply, many Asian equities have continued to decline. Years of heavy capital inflows and currencies tied to the U.S. dollar have led to excesses in property, banks, and the industrial sector. Thailand has the greatest problems in the region. The Thai market declined 35.7% during the first half of 1997. A recent devaluation of the Thai Baht has left the corporate sector in a precarious state as Thai companies had borrowed $80 billion in foreign loans. The cost of these loans has now risen as a result of the devaluation. Economic pain and adjustment will take some time to work through the economies of these countries. The short term outlook will likely see continued high interest rates and weak currencies, ultimately, as investors become even more negative. Opportunities will increase in this region if one takes a 2-3 year view.

     The Lexington Emerging Markets Fund is overweight in Latin America. Mexico, with a 13% weighting is the largest holding. We expect strong profit momentum and continued falls in inflation. Brazilian equities have performed exceptionally well and as a result we are taking some profits. Chilean holdings should continue to benefit as that economy slows and interest rates fall. Holdings in Asia, outside of Hong Kong and China remain very low. As Southeast Asia continues to fall we have increased our focus on this region as we expect good value to emerge. Hong Kong stocks with a heavy concentration of Chinese business continue to perform well and valuations are still attractive. Elsewhere, the Fund has over 6% in Russian equities which have risen well over 100%. Russia is being further integrated into the investment community. The Russian market is currently being fueled by a flood of western cash and hopes that President Yeltsin's reform minded government can succeed. Volatility in Russia is very high; however, the long term outlook does offer substantial upside even from current levels. Finally, Greek equities have been reduced to 3% of the Fund as a first half rise of 44.0% has made Greek stocks less attractive.


                                   Sincerely,


    /s/Richard T. Saler                                  /s/Robert M. DeMichele
    -------------------                                  ----------------------
    Richard T. Saler                                     Robert M. DeMichele
    Portfolio Manager                                    President
    August, 1997                                         August, 1997



   * 9.43% and 5.68% are the one year and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

  ** All country and regional returns are from the corresponding  Morgan Stanley
     Capital International Indicies. Returns are dollar based with net dividends reinvested.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

     NUMBER OF                                                                                           VALUE
      SHARES                                        SECURITY                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                  ARGENTINA:STOCKS: 94.0%
                  ARGENTINA: 4.9%
          13,700  Banco Frances del Rio de la Plata S.A. ...........................................    $  445,250
          83,206  Perez Companc S.A. ...............................................................       668,225
          12,800  Telefonica de Argentina S. A. (ADR) ..............................................       443,200
                                                                                                        ----------
                                                                                                         1,556,675
                                                                                                        ----------
                  BRAZIL: 11.5%
          31,950  Aracruz Celulose S.A. (ADR) ......................................................       650,981
         880,000  Banco Itau S.A. (Preferred shares) ...............................................       502,718
       4,960,000  CESP - Companhia Energetica de Sao Paulo (Preferred shares)2 .....................       331,727
         747,000  Cia Tecidos Norte De Mina (Preferred shares) .....................................       291,432
         510,000  Companhia Cervejaria Brahma (Preferred shares) ...................................       390,833
         760,000  Light - Servicos de Electricidade S.A. ...........................................       367,099
       1,098,000  Petroleo Brasileiro S.A. (Preferred shares) ......................................       300,878
          30,800  Riograndense Telecom (Preferred shares)2 .........................................        46,634
           1,097  Riograndense Telecom (Rights)2 ...................................................           251
       2,711,000  Telecomunicacoes Brasileiras S.A. ................................................       411,731
       1,206,000  Telecomunicacoes de Sao Paulo S.A. ...............................................       392,087
                                                                                                        ----------
                                                                                                         3,686,371
                                                                                                        ----------
                  CHILE: 7.0%
          63,700  Antofagasta Holdings Plc .........................................................       486,083
          28,900  Banco Santander (ADR) ............................................................       426,275
          22,400  Empresa Nacional Electricidad S.A. (ADR) .........................................       505,400
          15,400  Enersis S.A. .....................................................................       547,663
          16,400  Maderas y Sinteticos Sociedad Anonima S.A. (ADR) .................................       272,650
                                                                                                        ----------
                                                                                                         2,238,071
                                                                                                        ----------

                  COLOMBIA: 1.0%
          12,200  Banco Ganadero S.A. (ADR) ........................................................       318,725
                                                                                                        ----------

                  CZECH REPUBLIC: 1.0%
           3,090  SPT Telekon AS2 ..................................................................       324,239
                                                                                                        ----------

                  GREECE: 2.8%
           5,950  Delta Dairy S.A. (Preferred shares) ..............................................        51,811
          18,300  Hellenic Tellecommunication Organization S.A. ....................................       430,047
           1,332  Hellenic Tellecommunication Organization S.A. (Rights)2 ..........................         2,184
          33,900  Michaniki S.A. ...................................................................       256,902
           2,900  Titan Cement Company .............................................................       143,167
                                                                                                        ----------
                                                                                                           884,111
                                                                                                        ----------

                  HONG KONG: 6.9%
         538,800  Founder Hong Kong, Ltd. ..........................................................       365,122
         690,000  Glorious Sun Enterprises .........................................................       327,308
         394,000  JCG Holdings, Ltd. ...............................................................       317,853
         100,000  Jiangsu Expressway Company, Ltd.1,2 ..............................................        35,496
         478,000  Moulin International Holding .....................................................       348,600
           6,700  Nu Skin Asia Pacific, Inc.2 ......................................................       177,550
         617,000  Qingling Motors Company ..........................................................       318,563
       1,331,000  Tingyi (Cayman Islands) Holding Company ..........................................       331,578
                                                                                                        ----------
                                                                                                         2,222,070
                                                                                                        ----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     NUMBER OF                                                                                           VALUE
      SHARES                                        SECURITY                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                  HUNGARY: 1.0%
           7,900  Zalakeramia Rt. ..................................................................    $  306,030
                                                                                                        ----------

                  INDIA: 6.1%
          15,950  Hindalco Industries, Ltd.1 .......................................................       563,833
          18,300  State Bank of India1 .............................................................       484,950
          43,500  Videsh Sanchar Nigam, Ltd.1,2 ....................................................       902,625
                                                                                                        ----------
                                                                                                         1,951,408
                                                                                                        ----------

                  INDONESIA: 5.0%
         238,000  PT Fiskar Agung Perkasa ..........................................................       384,187
          12,000  PT Ramayana Lestari ..............................................................        34,547
         269,500  PT Ramayana Lestari Sentosa ......................................................       775,858
         267,000  PT Tambang Timah .................................................................       414,528
                                                                                                        ----------
                                                                                                         1,609,120
                                                                                                        ----------

                  ISRAEL: 1.4%
           6,800  Teva Pharmaceutical Industries, Ltd. (ADR) .......................................       440,725
                                                                                                        ----------

                  MALAYSIA: 3.7%
          44,400  Hong Leong Credit Bhd ............................................................       165,356
           3,700  Hong Leong Credit Bhd (Rights)2 ..................................................         3,665
         209,000  Magnum Corporation Bhd ...........................................................       314,659
          38,000  Sungei Way Holdings Bhd ..........................................................        71,664
         185,000  Tanjong Plc ......................................................................       637,677
                                                                                                        ----------
                                                                                                         1,193,021
                                                                                                        ----------

                  MEXICO: 10.4%
          77,800  Cemex S.A. de C.V. "B" ...........................................................       378,510
         207,000  Cifra S.A. de C.V. ...............................................................       330,492
          21,000  Grupo Casa Autrey, S.A. de C.V. (ADR) ............................................       426,562
         211,600  Grupo Financiero Banamex .........................................................       542,665
          12,400  Grupo Imsa S.A. de C.V. ..........................................................       334,800
         334,800  Grupo Industrial Maseco S.A. de C.V. .............................................       365,335
           8,300  Grupo Televisa S.A. (ADR) ........................................................       252,113
           7,500  Telefonos de Mexico S.A. .........................................................       358,125
          30,400  Vitro Sociedad Anonima (ADR) .....................................................       342,000
                                                                                                        ----------
                                                                                                         3,330,602
                                                                                                        ----------

                  PAKISTAN: 0.6%
          39,700  Pakistan Investment Fund .........................................................       208,425
                                                                                                        ----------

                  PERU: 1.2%
          14,700  Telefonica del Peru S.A. (ADR) ...................................................       384,956
                                                                                                        ----------

                  PHILIPPINES: 4.0%
         926,000  C & P Homes, Inc. ................................................................       347,566
         972,000  Fortune Cement Corporation .......................................................       235,851
         316,175  International Container Terminal Service, Inc. ...................................       161,827
          63,410  Manila Electric Company "B" ......................................................       312,530
         630,200  Universal Robina Corporation .....................................................       229,372
                                                                                                        ----------
                                                                                                         1,287,146
                                                                                                        ----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     NUMBER OF                                                                                           VALUE
      SHARES                                        SECURITY                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                  POLAND: 3.1%
           8,947  Debica S.A. ......................................................................    $  183,773
          51,562  Elektrim Towarzystwo Handlowe S.A. ...............................................       448,741
          41,900  Polifarb Cieszyn Wroclaw S.A. ....................................................       212,927
          17,200  Stomil Olsztyn S.A.2 .............................................................       164,869
                                                                                                        ----------
                                                                                                         1,010,310
                                                                                                        ----------

                  PORTUGAL: 1.1%
           9,064  Portugal Telecom S.A. ............................................................       366,087
                                                                                                        ----------

                  RUSSIA: 6.6%
          25,900  LUKoil Holdings of Russia2 .......................................................       508,417
           1,500  LUKoil Holdings of Russia (ADR) ..................................................       116,625
         151,600  Rostelekom2 ......................................................................       588,208
       2,549,400  Unified Energy System2 ...........................................................       917,784
                                                                                                        ----------
                                                                                                         2,131,034
                                                                                                        ----------

                  SINGAPORE: 3.2%
          96,000  Jardine Strategic Holdings, Ltd. .................................................       362,880
           3,400  Jardine Strategic Holdings, Ltd. (Warrants)2 .....................................           153
         201,400  Want Want Holdings2 ..............................................................       668,648
                                                                                                        ----------
                                                                                                         1,031,681
                                                                                                        ----------

                  SOUTH AFRICA: 1.4%
           2,400  Liberty Life Association of Africa, Ltd. (GDR) ...................................        65,107
          14,500  Liberty Life Association of Africa, Ltd. .........................................       393,228
                                                                                                        ----------
                                                                                                           458,335
                                                                                                        ----------

                  SOUTH KOREA: 1.0%
           3,820  Samsung Electronics ..............................................................       303,277
              46  Samsung Electronics Company (Rights)2 ............................................         1,243
             500  Suheung Capsule ..................................................................        32,320
                                                                                                        ----------
                                                                                                           336,840
                                                                                                        ----------

                  TAIWAN: 2.9%
          36,537  Taiwan Fund, Inc. ................................................................       922,559
                                                                                                        ----------

                  THAILAND: 1.2%
          42,000  BEC World Public Company .........................................................       359,930
           6,000  Matichon Public Company, Ltd. ....................................................        13,897
                                                                                                        ----------
                                                                                                           373,827
                                                                                                        ----------

                  TURKEY: 3.3%
       4,006,009  Akbank T.A.S. ....................................................................       344,517
       2,689,500  ArcelikA.S. ......................................................................       363,082
         726,000  Eregli Demir Ve Celik Fabrikalari T.A.S. .........................................       121,242
         227,000  Petkim Petrokimya Holding ........................................................        78,088
         857,202  Petrol Ofisi A.S. ................................................................       162,011
                                                                                                        ----------
                                                                                                         1,068,940
                                                                                                        ----------

                  VENEZUELA: 1.7%
          12,400  Compania Anonima Nacional Telefonos de Venezuela (ADR) ...........................       534,750
                                                                                                        ----------
                  TOTAL COMMON STOCKS (cost $27,816,883) ...........................................    30,176,058
                                                                                                        ----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     PRINCIPAL                                                                                           VALUE
      AMOUNT                                        SECURITY                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS: 0.6%
        $100,000  U.S. Treasury Bill, 5.175%, due 12/11/1997 .......................................   $    97,657
         100,000  U.S. Treasury Bill, 5.325%, due 01/08/1998 .......................................        97,253
                                                                                                       -----------

                  TOTAL SHORT-TERM INVESTMENTS (cost $194,832) .....................................       194,910
                                                                                                       -----------

                  TOTAL INVESTMENTS: 94.6% (cost $28,011,715+) (Note 1) ............................    30,370,968
                  Other assets in excess of liabilities: 5.4% ......................................     1,740,430
                                                                                                       -----------
                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $11.60 per share on 2,768,608 shares outstanding) ...............   $32,111,398
                                                                                                       ===========


1Restricted security (Note 6).
2Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
+Aggregate cost for Federal income tax purposes is $28,047,825.
                                   ----------
At June 30, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ........................................  9.2%
Capital Equipment ..............................  1.2
Construction & Housing .........................  1.9
Consumer Durable ...............................  4.3
Consumer Non-durable ...........................  7.6
Electrical & Electronics .......................  0.9
Energy Sources .................................  6.4
Financial Services .............................  3.7
Health &PersonalCare ...........................  3.4
Materials ...................................... 14.2
Merchandising ..................................  4.6
Multi-Industry .................................  8.2
Services .......................................  4.9
Telecommunications ............................. 14.9
Trade ..........................................  1.4
Transportation .................................  0.1
Utilities ......................................  7.1
U.S. Treasury Bills ............................  0.6
Other Assets ...................................  5.4
                                                -----
    Total Net Assets ...........................100.0%
                                                =====

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments at value (cost $28,011,715) (Note 1) .................. $30,370,968
Cash ..............................................................   2,219,968
Receivable for investment securities sold .........................     340,726
Receivable for shares sold ........................................     148,805
Dividends and interest receivable .................................      78,248
Foreign taxes recoverable .........................................         719
Deferred organization expenses, net (Note 1) ......................       6,932
                                                                    -----------
               Total Assets .......................................  33,166,366
                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ..................      21,699
Payable for investment securities purchased .......................     936,026
Payable for shares redeemed .......................................      51,775
Accrued expenses ..................................................      45,468
                                                                    -----------
               Total Liabilities ..................................   1,054,968
                                                                    -----------

NET ASSETS (equivalent to $11.60 per share
  on 2,768,608 shares outstanding) (Note 4) ....................... $32,111,398
                                                                    ===========

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares, $.001 par
  value per share ................................................. $     2,769
Additional paid-in capital (Note 1) ...............................  28,794,728
Undistributed net investment income (Note 1) ......................     137,919
Accumulated net realized gains on investments and foreign
  currency holdings (Note 1) ......................................     817,851
Unrealized appreciation of investments and foreign
  currency holdings ...............................................   2,358,131
                                                                    -----------
               Total Net Assets ................................... $32,111,398
                                                                    ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
    Dividends ......................................................................   $ 327,368
    Interest .......................................................................      68,691
                                                                                       ---------
 ...................................................................................     396,059
Less: Foreign tax expense ..........................................................      30,416
                                                                                       ---------
            Total investment income ................................................                     $ 365,643

EXPENSES
      Investment advisory fee (Note 2) .............................................     115,605
      Custody expense ..............................................................      89,541
      Printing and mailing expenses ................................................      15,716
      Accounting expenses (Note 2) .................................................      13,878
      Professional fees ............................................................       7,540
      Directors' fees and expenses .................................................       6,593
      Computer processing fees .....................................................       5,068
      Amortization of organization costs ...........................................       3,077
      Registration fees ............................................................       2,534
      Transfer agent and shareholder services expense (Note 2) .....................       1,991
      Other expenses ...............................................................       1,482
                                                                                       ---------
           Total expenses ..........................................................     263,025
           Less: expenses recovered under contract with
             investment adviser (Note 2) ...........................................      21,212           241,813
                                                                                       ---------         ---------
                Net investment income ..............................................                       123,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
      Net realized gain (loss) on:
           Investments .............................................................   1,459,651
           Foreign currency transactions ...........................................     (8,336)
                                                                                       ---------
                Net realized gain ..................................................                     1,451,315

      Net change in unrealized appreciation on:
           Investments .............................................................   1,941,972
           Foreign currency translation of other assets and liabilities ............      (1,122)
                                                                                       ---------
                Net change in unrealized appreciation ..............................                     1,940,850
                                                                                                        ----------
                Net realized and unrealized gain ...................................                     3,392,165
                                                                                                        ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................                    $3,515,995
                                                                                                        ==========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED            YEAR ENDED
                                                                                 JUNE 30, 1997       DECEMBER 31,
                                                                                  (UNAUDITED)            1996
                                                                                  -----------         -----------
Net investment income ...........................................................  $   123,830        $    34,825
Net realized gain (loss) from investment and foreign currency
  transactions ..................................................................    1,451,315           (157,362)
Net change in unrealized appreciation on investments and
  foreign currency transactions .................................................    1,940,850            483,796
                                                                                   -----------        -----------
       Increase in net assets resulting from operations .........................    3,515,995            361,259

Increase from capital share transactions (Note 3) ...............................    6,917,413         13,502,070
                                                                                   -----------        -----------
               Net increase in net assets .......................................   10,433,408         13,863,329

NET ASSETS
Beginning of period .............................................................   21,677,990          7,814,661
                                                                                   -----------        -----------
End of period (including undistributed net investment income
  of $137,919 and $14,089 respectively) .........................................  $32,111,398        $21,677,990
                                                                                   ===========        ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1 -- SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at June 30, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years.

LEXINGTON EMERGING MARKETS FUND, INC
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

1 -- SIGNIFICANT ACCOUNTING POLICIES (continued)
     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2 --  INVESTMENT  ADVISORY FEE AND OTHER  TRANSACTIONS  WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1997 and to 2.50% of the Fund's average net assets for the remainder of 1997. For the six months ended June 30, 1997 expense reimbursement amounted to $21,212 and is set forth in the statement of operations.

     The Fund reimbursed LMC for certain expenses, including accounting costs of $13,878 which are incurred by the Fund, but paid by LMC.

3 --  CAPITAL STOCK
Transactions in capital stock were as follows:
                           Six months ended
                             June 30, 1997                   Year ended
                              (unaudited)                 December 31, 1996
                      ---------------------------      -------------------------
                        Shares          Amount          Shares        Amount
                       -------         -------         -------       -------
Shares sold .........  1,954,213      $21,545,431      2,264,743    $23,256,170
Shares redeemed ..... (1,329,674)     (14,628,018)      (953,567)    (9,754,100)
                       ---------       ----------       --------     ----------
  Net increase ......    624,539      $ 6,917,413      1,311,176    $13,502,070
                       =========      ===========      =========    ===========


4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $26,289,416 and $20,031,134, respectively.

     At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is excess of value over tax cost amounted to $3,484,280 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,126,149.

5 -- INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In  addition to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

6 -- RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                          Acquisition                   Average Cost       Market       Percent of
Security                                     Date          Shares         Per Share         Value       Net Assets
--------                                   ---------      --------       ----------        ------        --------
Hindalco Industries, Inc. ................  5/24/96         15,950         $27.25        $  563,833       1.76%
Jiangsu Expressway Company, Ltd. .........  6/24/97        100,000           0.41            35,496       0.11%
State Bank of India ...................... 12/18/96         18,300          20.85           484,950       1.51%
Videsh Sanchar Nigam, Ltd. (GDR) .........  3/24/97         43,500          17.32           902,625       2.81%
                                                                                         ----------       -----
                                                                                         $1,986,904       6.19%
                                                                                         ==========       =====

     Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

LEXINGTON EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                     MARCH 30, 1994

                                                          SIX MONTHS                                  (COMMENCEMENT
                                                            ENDED         YEAR ENDED DECEMBER 31,   OF OPERATIONS) TO
                                                         JUNE 30, 1997    ----------------------      DECEMBER 31,
                                                          (UNAUDITED)      1996            1995           1994
                                                         ------------      -----           -----     ---------------
Net asset value, beginning of period ...................   $ 10.11        $  9.38          $ 9.86         $10.00
                                                           -------        -------          ------         ------
Income (loss) from investment operations:
  Net investment income ................................      0.04           0.02            0.09           0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions ..............................      1.45           0.71           (0.48)          0.04
                                                           -------        -------          ------         ------
      Total income (loss) from investment
        operations .....................................      1.49           0.73           (0.39)          0.07
                                                           -------        -------          ------         ------
Less distributions:
  Distributions from net investment income .............        --             --           (0.09)         (0.02)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ....................        --             --              --          (0.19)
                                                           -------        -------          ------         ------
      Total distributions ..............................        --             --           (0.09)         (0.21)
                                                           -------        -------          ------         ------
Net asset value, end of period .........................   $ 11.60        $ 10.11          $ 9.38         $ 9.86
                                                           =======        =======          ======         ======
      Total return .....................................    32.74%*         7.46%          (3.93%)         0.76%*

Ratio to average net assets:
  Expenses, before reimbursement or waivers ............     1.93%*         2.23%           4.09%          6.28%*
  Expenses, net of reimbursement or waivers ............     1.78%*         1.64%           1.32%          1.30%*
  Net investment income (loss), before
    reimbursement or waivers ...........................     0.75%*        (0.39%)         (1.45%)        (4.29%)*
  Net investment income ................................     0.91%*         0.20%           1.33%          0.70%*
Portfolio turnover rate ................................   159.66%*        95.18%          88.92%         71.21%*
Average commission paid on equity security
  transactions** .......................................        --             --              --             --
Net assets, end of period (000's omitted) ..............   $32,111        $21,678          $7,815         $4,624

----------
 *Annualized
**The average commission paid on equity security transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 31, 1996, but not for prior periods.

================================================================================
LEXINGTON
EMERGING MARKETS FUND,INC.

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


This report has been prepared for the information of the shareholders of Lexington Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.
================================================================================